DEFICIENCY PROMISSORY NOTE

$340,000.00	June 24, 2011

FOR VALUE RECEIVED, the undersigned, ZOO PUBLISHING, INC. (the “Borrower”) promises to pay to the order of WORKING CAPITAL SOLUTIONS, INC. (the “Lender”) the principal sum of

THREE HUNDRED FORTY THOUSAND AND 00/100 DOLLARS

($340,000.00)

together with all accrued and unpaid interest thereon.  This Deficiency Promissory Note (the “Note”) is being executed and delivered by the Borrower in accordance with that certain Termination Agreement Under Factoring and Security Agreement dated June 24, 2011 entered into by and between the Borrower and the Lender (the “Termination Agreement”).

1.           INTEREST RATE.  This Note shall bear interest at the rate of twelve percent (12%) per annum on the outstanding principal balance.

2.           PAYMENT TERMS.  The Principal of, and Interest on this Note, shall be payable as follows:

(a)           $157,000.00 has been paid by the Borrower to the Lender on this date, receipt of which is acknowledged by the Lender;

(b)           $100,000.00 in principal on or before the earlier of (x) the closing on any equity raise (other than with respect to any existing options or warrants), or (y) 5:00 pm prevailing central time on July 21, 2011;

(c)           $83,000.00 in principal on or before the earlier of (x) the closing on any master distribution agreement, or (y) 5:00 pm prevailing central time on July 21, 2011;

(d)           The entire remaining principal balance hereof plus all accrued and unpaid interest on or before 5:00 pm prevailing central time on July 21, 2011.

3.           REPAYMENTS.  Amounts repaid shall not be available for reborrowing.

4.           EVENTS OF DEFAULT.  The Lender, at its option, may declare the entire unpaid principal balance of this Note and all accrued and unpaid interest hereon to be immediately due and payable without demand, notice, or protest (each of which is hereby waived) upon the occurrence of any one or more of the following events (each an “Event of Default”), the entire unpaid principal balance of this Note and all accrued and unpaid interest herein shall be immediately due and payable without any action or declaration by or on behalf of the Lender:

(a)           The failure by the Borrower to pay when due and payable any installment of principal or interest hereunder.

(b)           The failure by the Borrower to pay when due and payable all or any portion of the Obligations (as defined in the Termination Agreement).

(c)           The commencement of any bankruptcy or insolvency proceeding by or against the Borrower.

In addition to any other right to which the Lender is or becomes entitled upon the occurrence of any Event of Default, the occurrence of any such Event of Default shall also constitute, at the Lender’s option and without demand, notice, or protest, a default under all other agreements between the Lender and the Borrower and under all other instruments and papers given the Lender by the Borrower.

5.           INDEMNIFICATION.  FOR SAID VALUE RECEIVED, the Borrower also shall indemnify, defend, and hold the Lender, or any agent, employee, officer, or representative of the Lender, harmless of and from any claim brought or threatened against the Lender or any such person so indemnified by: the Borrower; any other guarantor or endorser of the Obligations; or by any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of the Lender’s relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender’s selection, but at the expense of the Borrower).

6.           RIGHTS OF SET-OFF.

(a)           ANY AND ALL DEPOSITS OR OTHER SUMS AT ANY TIME CREDITED BY OR DUE TO THE BORROWER FROM THE LENDER AND ANY CASH, SECURITIES, INSTRUMENTS OR OTHER PROPERTY OF THE BORROWER IN THE POSSESSION OF THE LENDER, WHETHER FOR SAFEKEEPING OR OTHERWISE (REGARDLESS OF THE REASON THE LENDER HAD RECEIVED THE SAME OR WHETHER THE LENDER HAS CONDITIONALLY RELEASED THE SAME) SHALL AT ALL TIMES CONSTITUTE SECURITY FOR ALL OBLIGATIONS AND FOR ANY AND ALL OBLIGATIONS OF THE BORROWER TO THE LENDER, AND MAY BE APPLIED OR SET OFF AGAINST SUCH OBLIGATIONS AND AGAINST THE OBLIGATIONS OF THE BORROWER TO THE LENDER INCLUDING, WITHOUT LIMITATION, THOSE ARISING HEREUNDER, AT ANY TIME, WHETHER OR NOT SUCH ARE THEN DUE AND WHETHER OR NOT OTHER COLLATERAL IS THEN AVAILABLE TO THE LENDER.

(b)           TO THE EXTENT THAT THEY EXIST, ANY AND ALL DEPOSITS OR OTHER SUMS AT ANY TIME CREDITED BY OR DUE TO THE LENDER FROM THE BORROWER AND ANY CASH, SECURITIES, INSTRUMENTS OR OTHER PROPERTY OF THE LENDER IN THE POSSESSION OF THE BORROWER, WHETHER FOR SAFEKEEPING OR OTHERWISE (REGARDLESS OF THE REASON THE BORROWER HAD RECEIVED THE SAME OR WHETHER THE BORROWER HAS CONDITIONALLY RELEASED THE SAME) SHALL AT ALL TIMES CONSTITUTE SECURITY FOR ALL OBLIGATIONS AND FOR ANY AND ALL OBLIGATIONS OF THE LENDER TO THE BORROWER (TO THE EXTENT THAT THEY EXIST), AND MAY BE APPLIED OR SET OFF AGAINST SUCH OBLIGATIONS AND AGAINST THE OBLIGATIONS OF THE LENDER TO THE BORROWER (TO THE EXTENT THAT THEY EXIST) INCLUDING, WITHOUT LIMITATION, THOSE ARISING HEREUNDER, AT ANY TIME, WHETHER OR NOT SUCH ARE THEN DUE AND WHETHER OR NOT OTHER COLLATERAL IS THEN AVAILABLE TO THE BORROWER.

7.           INCORPORATION OF ALL DISCUSSIONS.  This Note incorporates all discussions and negotiations between the Borrower and the Lender concerning the repayment, with interest, of the indebtedness evidenced hereby.  No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.  No provision of this Note may be altered, amended, waived, cancelled, or modified except by a written instrument executed, sealed, and acknowledged, by a duly authorized officer of the Lender.

8.           GENERAL WAIVERS.  The Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof.  Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the Borrower or any endorser or guarantor by the Lender with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence with respect to any liability or any collateral given to secure any liability or any obligation of any endorser or guarantor to the Lender.

9.           LENDER’S BOOKS AND RECORDS.  The books and records of the Lender showing the account between the Lender and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

10.         LENDER’S RIGHTS AND REMEDIES.  The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the “Lender’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Lender in exercising or enforcing any of the Lender’s Rights and Remedies shall operate as, or constitute a waiver thereof.  No waiver by the Lender of any of the Lender’s Rights and Remedies or of any default or remedies under any other agreement with the Borrower, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Obligations, shall operate as a waiver of any other of the Lender’s Rights and Remedies or of any default or remedy hereunder or thereunder.  No exercise of any of the Lender’s Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Lender and the Borrower and/or between the Lender and any such other person at any time shall preclude any other exercise of the Lender’s Rights and Remedies.  No waiver by the Lender of any of the Lender’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  All of the Lender’s Rights and Remedies, and all of the Lender’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the Borrower, the Borrower, or any such other person, shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

11.         COPIES.  This Note and all documents which have been or may be hereinafter furnished by the Borrower to the Lender may be reproduced by the Lender by any photographic, xerographic, facsimile, microfilm, or other process.  Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

12.         WAIVER OF JURY TRIAL.  The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender’s relationship with the Borrower and the Borrower, is relying thereon.  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWER OR ANY GUARANTOR OR ENDORSER OF THE BORROWER, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, THE BORROWER, ANY SUCH PERSON, AND THE LENDER.

13.         CONSENT TO JURISDICTION.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS SITTING IN CHICAGO, AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS NOTE SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO NOTE AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

14.          WAIVER OF VENUE.  THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT REFERRED TO IN PARAGRAPH 13 ABOVE.  THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

15.          CONFESSION OF JUDGMENT.  The Borrower hereby irrevocably authorizes and empowers Philip Block, Esquire, of Riemer & Braunstein LLP to appear in any court of record and to confess judgment against the Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of the Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. The Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as the Lender may elect until all amounts owing on this Note have been paid in full.  The Borrower hereby waives and releases any and all claims or causes of action which the Borrower might have against any attorney acting under the terms of authority which the Borrower has granted herein arising out of or connected with the confession of judgment hereunder.

16.          BINDING EFFECT.  This Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Lender of the Borrower or any one or more endorser or guarantor shall not release any other person obligated on account of this Note.  Each reference in this Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly.  No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

17.          CHOICE OF LAWS.  THIS NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the undersigned Borrower has executed this Note under seal as of the day and year first above written.

ATTEST:		ZOO PUBLISHING, INC.

By:	/s/ Katherine Lucas Stump	By:	/s/ David Fremed
Name: Katherine Lucas Stump		Name: David Fremed
Title: CFO